UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2016

NetSuite Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33870	94-3310471
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2955 Campus Drive, Suite 100 San Mateo, California	94403-2511
(Address of principal executive offices)	(Zip Code)
(650) 627-1000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.
On October 21, 2016, NetSuite Inc. (the “Company”) issued a press release announcing unaudited financial results for its quarter ended September 30, 2016. A copy of the press release is attached as Exhibit 99.1.
In accordance with General Instruction B.2 on Form 8-K, certain of the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Press release dated October 21, 2016, titled “NetSuite Announces Third Quarter 2016 Financial Results.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 21, 2016

NETSUITE INC.

By:	/s/ Ronald Gill
Ronald Gill
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press release dated October 21, 2016, titled “NetSuite Announces Third Quarter 2016 Financial Results.”

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